UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2009

NetLogic Microsystems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50838	77-0455244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 Charleston Road, Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 961-6676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information contained in this report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by NetLogic Microsystems, Inc., whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

On July 29, 2009, we issued a press release announcing our financial results for the three months ended June 30, 2009, which is included in this report as Exhibit 99.1. The press release should be read in conjunction with the statements regarding forward-looking statements that are included in the text of the press release.

Discussion of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company also reports certain non-GAAP financial measures.  Non-GAAP financial measures exclude the effects of stock-based compensation, amortization of acquired intangible assets, fair value adjustments of acquired inventory, acquisition-related costs, interest income on RMI bridge note, establishment of deferred tax asset valuation allowance, and the effects of excluding stock-based compensation on the number of diluted shares used in calculating non-GAAP earnings per share.

Non-GAAP financial measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these non-GAAP measures should be carefully evaluated.  The non-GAAP financial measures we use may be calculated differently from, and therefore may not be fully comparable to similarly titled measures used by other companies.  We believe the non-GAAP information is useful because it can enhance the understanding of our ongoing economic performance and therefore, we use non-GAAP reporting internally to evaluate and manage our operations.  We have chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how we analyze our operating results internally.  We also believe that these non-GAAP financial measures may be used to facilitate comparisons of our results with that of other companies in our industry and that investors may find our non-GAAP net income information useful in their assessment of our operating performance and the valuation of our company.

Non-GAAP net income reflects net income adjusted for the following items:

•
Stock-based compensation. Stock-based compensation relates primarily to employee stock options and restricted stock units and awards.  Stock-based compensation expense is a non-cash expense that is difficult to predict as its valuation is affected by changes in market forces, such as our common stock price and its volatility, which is not within the control of management.  Accordingly, we exclude this item from our internal operating forecasts and models.

•
Amortization of intangible assets.  Purchased intangible assets relate primarily to core and developed technology and customer relationships of acquired businesses.  We consider these charges non-cash in nature and unrelated to our core operating performance.

•	Fair value adjustments of acquired inventory. We consider these charges non-cash in nature and unrelated to our core operating performance.

•	Acquisition-related costs. Acquisition-related costs include transaction costs and integration-related costs. We consider these charges unrelated to our core operating performance.

•
Interest income on RMI bridge note.  In connection with our agreement to purchase RMI Corporation (“RMI”) dated May 31, 2009, we executed an interest-bearing promissory note with RMI.  We currently expect to complete the acquisition of RMI during the quarter ending September 30, 2009 and consider this income to be unrelated to our core operating performance.

•	Deferred tax asset valuation allowance. We consider these charges non-cash in nature and unrelated to our core operating performance.

The calculation of non-GAAP net income per share is adjusted for the following item:

•
Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP diluted weighted average shares. For purposes of calculating non-GAAP net income per share, the GAAP anti-dilutive weighted average shares outstanding is included after adjustments to exclude the benefits of stock-based compensation costs attributable to future services and not yet recognized in the financial statements. Under the GAAP treasury stock method, these stock-based compensation costs are treated as proceeds assumed to be used to repurchase shares. Since our non-GAAP net income does not reflect the effects of stock-based compensation costs, management believes these amounts should not be applied to the repurchase of shares in calculating non-GAAP net income per share.

We expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring.  Some of the limitations in relying on non-GAAP financial measures are:

•
Non-GAAP financial measures do not account for stock-based compensation expense related to equity awards granted to our employees. Our stock incentive plans are an important component of our employee incentive compensation arrangements and are reflected as expense in our GAAP results.

•
While amortization of purchased intangible assets does not directly affect our current cash position, such expenses represent the estimated decline in value of technology and other intangible assets we have acquired over their respective expected economic lives. The expense associated with this decline in value is excluded from non-GAAP financial measures, and therefore the non-GAAP financial measures do not reflect the costs of acquired intangible assets that supplement our research and development efforts.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this document:

Exhibits	Description

99.1	Press Release dated July 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.

Date: July 29, 2009	By:	/s/ Michael T. Tate
Michael T. Tate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release dated July 29, 2009